THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Municipal Money Fund – Select Shares

Schwab Municipal Money Fund – Premier Shares

Supplement dated September 28, 2017 to the

Summary Prospectus dated September 28, 2017 and

Statutory Prospectus and Statement of Additional Information (SAI), each dated

April 28, 2017, as supplemented September 28, 2017

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and

should be read in conjunction with those documents.

Consolidation of the Select Share class into the Premier Share class

At a meeting held on September 19, 2017, the Board of Trustees of The Charles Schwab Family of Funds approved the following changes to the Schwab Municipal Money Fund (the Fund): (i) the renaming of the Premier share class (Premier Shares) to the Ultra share class (Ultra Shares), effective October 3, 2017; and (ii) the consolidation of the Select Share class (Select Shares) into the Ultra Shares (Consolidation), on or about November 17, 2017 (the Consolidation Date).

In addition, effective at market close on October 2, 2017 (the Closing Date), the Select Shares of the Fund are closed to new investors. All existing investors may continue to purchase additional shares or exchange their Select Shares for Ultra Shares of the Fund at any time prior to the Consolidation Date. Effective as of the Closing Date, shareholders of other Schwab Funds (that are not Sweep Investments) and Laudus MarketMasters Funds will not be permitted to exchange any of their shares for Select Shares of the Fund, but they may exchange their shares for Ultra Shares of the Fund. The Fund may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

The Consolidation will be a non-taxable exchange, meaning that the affected shareholders will not realize any gain or loss for federal tax purposes in connection with the Consolidation. In addition, a shareholder’s adjusted basis for federal tax purposes in the shares received from the Consolidation will be the same as that shareholder’s adjusted basis in the share class held immediately prior to the Consolidation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG98855-00 (09/17)

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